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                                                                   Exhibit 10.26


                         BLUE RIDGE REAL ESTATE COMPANY
                             BIG BOULDER CORPORATION

                    NONQUALIFIED STOCK OPTION GRANT AGREEMENT


      This NONQUALIFIED STOCK OPTION GRANT AGREEMENT (this "Agreement"), dated as of February 1, 2005 (the "Date of Grant"), is delivered by Blue Ridge Real Estate Company ("Blue Ridge") and Big Boulder Corporation ("Big Boulder") to _______________ (the "Optionee"). Blue Ridge and Big Boulder are referred to herein individually as a "Company" and collectively as the "Companies."

                                    RECITALS

      A. The Board of Directors of each Company (collectively, the "Board") has decided to grant to the Optionee a nonqualified stock option to purchase shares of common stock of the Companies ("Shares") as an inducement for the Optionee to promote the best interests of the Companies and their shareholders.

      B. Each Share represents one share of common stock, no par value, of Blue Ridge and one share of common stock, no par value, of Big Boulder Corporation. Shares of the common stock of Blue Ridge and Big Boulder are issued in combined common stock certificates, each certificate representing the same number of shares of each of Blue Ridge and Big Boulder. Shares of each Company may be transferred only together with an equal number of shares in the other Company.

      NOW, THEREFORE, the parties to this Agreement, intending to be legally bound hereby, agree as follows:

1. Grant of Option. Subject to the terms and conditions set forth in this Agreement, the Companies hereby grant to the Optionee a nonqualified stock option (the "Option") to purchase ___________ Shares at an exercise price of $34.00 per Share. The Option shall become exercisable according to Paragraph 2 below.

2. Exercisability of Option.

      (a) Except as otherwise provided in subparagraph 2 below, the Option shall become exercisable on the following dates, if the Optionee is employed by, or providing service to, a Company on the applicable date:

        EXERCISABILITY DATE                  SHARES FOR WHICH THE OPTION
        -------------------                       IS EXERCISABLE
                                                  --------------
First anniversary of Date of Grant                     33.33%
Second anniversary of Date of Grant                    33.33%
Third anniversary of Date of Grant                     33.34%


The exercisability of the Option is cumulative, but shall not exceed 100% of the Shares
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subject to the Option. If the foregoing schedule would produce fractional
Shares, the number of Shares for which the Option becomes exercisable shall be rounded down to the nearest whole Share. The Option shall become fully exercisable on the third anniversary of the Date of Grant, if the Optionee is then employed by, or providing services to, a Company.

      (b) If the Optionee terminates employment or service on account of "Retirement" (as defined below), the exercisability of the Option shall become accelerated so that the Option shall be fully exercisable as of the Optionee's last day of employment or service with a Company. For purposes of this subparagraph (b), the term "Retirement" shall mean the Optionee terminates employment or service with a Company on or after the later of (i) attaining age 65 or (ii) 5 years of employment or service with a Company; provided, that, the Board must provide prior approval that the Optionee's termination of employment or service is on account of Retirement, otherwise termination of employment or service without such approval will not constitute termination of employment on account of Retirement for purposes of this subparagraph (b).

3. Term of Option.

      (a) The Option shall have a term of five years from the Date of Grant and shall terminate at the expiration of that period, unless it is terminated at an earlier date pursuant to the provisions of this Agreement.

      (b) The Option shall automatically terminate upon the happening of the first of the following events:

      (i) The expiration of the 90-day period after the Optionee ceases to be employed by, or providing service to, a Company, if the termination is for any reason other than "Cause" (as defined below in subparagraph (c)); or

      (ii) The date on which the Optionee ceases to be employed by, or providing service to, a Company for Cause. In addition, notwithstanding the prior provisions of this Paragraph 3, if the Board determines that the Optionee has engaged in conduct that constitutes Cause at any time while the Optionee is employed by, or providing service to, a Company or after the Optionee's employment or service terminates, the Option shall immediately terminate, and the Optionee shall automatically forfeit all Shares underlying any exercised portion of an Option for which the Companies have not yet delivered the Share certificates, upon refund by the Companies of the exercise price paid by the Optionee for the Shares.

Notwithstanding the foregoing, in no event may the Option be exercised after the date that is immediately before the fifth anniversary of the Date of Grant. Any portion of the Option that is not exercisable at the time the Optionee ceases to be employed by, or providing service to, a Company shall immediately terminate.

      (c) For purposes of this Agreement, "Cause" shall mean a finding by the Board that the Optionee (i) has materially breached his or her employment or service


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contract with a Company, (ii) has engaged in disloyalty to a Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty, (iii) has disclosed trade secrets or confidential information of a Company to persons not entitled to receive such information, (iv) has breached any written non-competition or non-solicitation agreement between the Optionee and a Company, or (v) has engaged in such other behavior detrimental to the interests of a Company as the Board determines.

4. Exercise Procedures.

      (a) Subject to the provisions of Paragraphs 2 and 3 above, the Optionee may exercise part or all of the exercisable Option by giving the Board written notice of intent to exercise in the form and manner prescribed by the Board, specifying the number of Shares as to which the Option is to be exercised and the method of payment. Such notice may instruct the Companies to deliver Shares of the Companies to be issued upon payment of the exercise price to any registered broker or dealer designated by the Optionee ("Designated Broker") in lieu of delivery to the Optionee. Such instructions must designate the account into which the Shares are to be deposited. The Optionee may tender notice of exercise, which has been properly executed by the Optionee and the aforementioned delivery instructions, to any Designated Broker.

      (b) The Optionee shall pay the exercise price for the Option (i) in cash or check, (ii) with the approval of the Board, by delivering Shares owned by the Optionee (including Shares acquired in connection with the exercise of an Option, subject to such restrictions as the Board deems appropriate) and having a "Fair Market Value" (as defined below in subparagraph (d)) on the date of exercise equal to the exercise price or by attestation (on a form prescribed by the Board) to ownership of Shares having a Fair Market Value on the date of exercise equal to the exercise price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (iv) by such other method as the Board may approve, consistent with applicable law. Shares used to exercise the Option shall have been held by the Optionee for the requisite period of time to avoid adverse accounting consequences to the Companies with respect to the Option. The Optionee shall pay the exercise price and the amount of any withholding tax due (pursuant to Paragraph 8) as specified by the Board.

      (c) The obligation of the Companies to deliver Shares upon exercise of the Option shall be subject to all applicable laws, rules, and regulations and such approvals by governmental agencies as may be deemed appropriate by the Board, including such actions as the Companies' counsel shall deem necessary or appropriate to comply with relevant securities laws and regulations. The Companies may require that the Optionee (or other person exercising the Option after the Optionee's death or as otherwise permitted by the Board) represent that the Optionee is purchasing the Shares for the Optionee's own account and not with a view to or for sale in connection with any distribution of the Shares, or such other representation as the Board deems appropriate. The Optionee acknowledges that the Option will be exercised or the Shares received upon exercise of the Option will not be sold until the Shares are registered under the


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Securities Act of 1933, as amended (the "Securities Act"), or under any applicable state securities laws, and agrees that the Shares will not be resold or transferred except as permitted under the Securities Act and any applicable state securities laws pursuant to registration or exemption therefrom. All obligations of the Companies under this Agreement shall be subject to the rights of the Companies as set forth in Paragraph 8 to withhold amounts required to be withheld for any taxes, if applicable.

      (d) For purposes of this Agreement, "Fair Market Value" shall be defined as follows: (i) if the Shares are publicly traded, then the "Fair Market Value" per Share shall be determined as follows: (A) if the principal trading market for the Shares is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (B) if the Shares are not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Shares on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Board determines, or (ii) if the Shares are not publicly traded or, if publicly traded, are not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per Share shall be as determined by the Board, in its sole discretion.

5. Change of Control. The following provisions shall apply on a Change of Control (as defined below):

      (a) Assumption of Option. Upon a Change of Control where the Companies are not the surviving corporation (or survive only as a subsidiary of another corporation), unless the Board determines otherwise, the unexercised portion of the Option shall be assumed by, or replaced with comparable options by, the surviving corporation (or a parent or subsidiary of the surviving corporation).

      (b) Other Alternatives. Notwithstanding the foregoing, in the event of a Change of Control, the Board may take any of the following actions with respect to the Option: the Board may (i) determine that the Option shall accelerate and become exercisable, in whole or in part, upon the Change of Control or upon such other event as the Board determines, (ii) require that the Optionee surrender the Option in exchange for a payment or payments by the Companies, in cash or Shares of the Companies as determined by the Board, in an amount equal to the amount by which the then Fair Market Value of the Shares subject to the Optionee's unexercised Option exceeds the exercise price of the Option, if any, or (iii) after giving the Optionee an opportunity to exercise the Option, terminate any unexercised portion of the Option at such time as the Board deems appropriate. Such surrender, termination or settlement shall take place as of the date of the Change of Control or such other date as the Board may specify. The Board shall have no obligation to take any of the foregoing actions, and, in the absence of any such actions, the Option shall continue in effect according to its terms (subject to any assumption pursuant to subparagraph (a)).


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      (c) Definition of Change of Control. For purposes of this Agreement, a
"Change of Control" shall be deemed to have occurred if:

            (i) Any "person" (as such term is used in sections 13(d) and 14(d) of Securities Exchange Act of 1934, as amended (the "Exchange Act")) (other than persons who are shareholders of the Companies on the effective date of this Agreement) becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Companies representing more than 50% of the voting power of the then outstanding securities of the Companies; provided that a Change of Control shall not be deemed to occur as a result of a change of ownership resulting from the death of a shareholder, or a transaction in which the Companies become a subsidiary of another corporation and in which the shareholders of the Companies, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the parent corporation would be entitled in the election of directors; or

            (ii) The consummation of (A) a merger or consolidation of the Companies with another corporation where the shareholders of the Companies, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (B) a sale or other disposition of all or substantially all of the assets of the Companies, or (C) a liquidation or dissolution of the Companies.

6. Restrictions on Exercise. Unless the Board determines otherwise, only the Optionee may exercise the Option during the Optionee's lifetime and, after the Optionee's death, the Option shall be exercisable (subject to the limitations specified herein) solely by the legal representatives of the Optionee, or by the person who acquires the right to exercise the Option by will or by the laws of descent and distribution, to the extent that the Option is exercisable pursuant to this Agreement.

7. Adjustments. If there is any change in the number or kind of Shares of the Companies outstanding (a) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of Shares, (b) by reason of a merger, reorganization or consolidation in which the Companies are the surviving corporation, (c) by reason of a reclassification or change in par value, or (d) by reason of any other extraordinary or unusual event affecting the outstanding Shares of the Companies as a class without the Companies' receipt of consideration, or if the value of outstanding Shares of Companies are substantially reduced as a result of a spinoff or the Companies' payment of an extraordinary dividend or distribution, the number and kind of Shares covered by the Option and the exercise price per Share may be appropriately adjusted by the Board to reflect any increase or decrease in the number of, or change in the kind or value of, issued Shares of the Companies to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Option; provided, however, that any fractional


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shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Board shall be final, binding and conclusive.

8. Withholding of Taxes.

      (a) Required Withholding. The Option shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Optionee or other person receiving or exercising the Option shall be required to pay to the Companies the amount of any such taxes that the Companies are required to withhold with respect to the Option, or to allow the Companies to deduct from other wages paid by the Companies the amount of any withholding taxes due with respect to the Option.

      (b) Election to Withhold Shares. The Optionee may elect to satisfy the Companies' income tax withholding obligation with respect to the Option by having Shares withheld up to an amount that does not exceed the Optionee's minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Board.

9. Option Subject to Board Determinations. The Board shall have full power and authority to administer and interpret this Agreement, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing this Agreement and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The grant and exercise of the Option are subject to interpretations, regulations and determinations established from time to time by the Board including, but not limited to, provisions pertaining to (a) rights and obligations with respect to withholding taxes, (b) the registration, qualification or listing of the Shares,
(c) changes in capitalization of the Companies and (d) other requirements of applicable law. The Board's interpretations of this Agreement and all determinations made by the Board pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in this Agreement. All powers of the Board shall be executed in its sole discretion, in the best interest of the Companies, not as a fiduciary, and in keeping with the objectives of this Agreement.

10. No Employment or Other Rights. The grant of the Option shall not confer upon the Optionee any right to be retained by or in the employ or service of the Companies and shall not interfere in any way with the right of a Company to terminate the Optionee's employment or service at any time. The right of a Company to terminate at will the Optionee's employment or service at any time for any reason is specifically reserved.

11. No Shareholder Rights. Neither the Optionee, nor any person entitled to exercise the Optionee's rights in the event of the Optionee's death or as otherwise permitted by the Board, shall have any of the rights and privileges of a shareholder with respect to the Shares subject to the Option, until certificates for Shares have been issued upon the exercise of the Option.


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12. Assignment and Transfers. The rights and interests of the Optionee under this Agreement may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Optionee, by will or by the laws of descent and distribution. In the event of any attempt by the Optionee to alienate, assign, pledge, hypothecate, or otherwise dispose of the Option or any right hereunder, except as provided for in this Agreement, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Companies may terminate the Option by notice to the Optionee, and the Option and all rights hereunder shall thereupon become null and void. The rights and protections of the Companies hereunder shall extend to any successors or assigns of the Companies and to the Companies' parents, subsidiaries, and affiliates. This Agreement may be assigned by the Companies without the Optionee's consent.

13. Applicable Law. The validity, construction, interpretation and effect of this Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to the conflicts of laws provisions thereof.

14. Amendment. The Companies shall have the right to amend this Agreement at any time, subject to the Optionee's consent if such amendment adversely affects the Optionee (except as provided otherwise in this Agreement).

15. Notice. Any notice to the Companies provided for in this instrument shall be addressed to the Companies in care of the Secretary of the Companies, and any notice to the Optionee shall be addressed to such Optionee at the current address shown on the payroll of the Companies, or to such other address as the Optionee may designate to the Companies in writing. Any notice shall be delivered by hand, sent by telecopy or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service.

16. Counterparts. This Agreement has been executed in one or more counterparts each of which shall constitute one and the same instrument.


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      IN WITNESS WHEREOF, the Companies have caused its duly authorized officers to execute and attest this Agreement, and the Optionee has executed this Agreement, effective as of the Date of Grant.

                                          BLUE RIDGE REAL ESTATE COMPANY
                                          BIG BOULDER CORPORATION

Attest:


                                          By:
---------------------------------            -----------------------------------
                                                Name:
                                                Title:


I hereby accept the Option described in this Agreement. I have read this Agreement and I agree to be bound by the terms and conditions of this Agreement. I hereby further agree that all of the decisions and determinations of the Board with respect to this Agreement shall be final and binding.


                                          Optionee:
                                                   -----------------------------


                                          Date:
                                               ---------------------------------



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